EXHIBIT 32.2

Certification of Principal Financial Officer Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Portsmouth Square, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ann Marie Blair, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ann Marie Blair
Ann Marie Blair
Principal Financial Officer

Date: September 29, 2025

A signed original of this written statement required by Section 906 has been provided to Portsmouth Square, Inc. and will be retained by Portsmouth Square, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.